Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report of American Cannabis Company, Inc. (the "Company") on Form 10-K/A for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael Schwanbeck, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Schwanbeck

Michael Schwanbeck

Chief Financial Officer

(Principal Financial Officer)

Date: December 27, 2018